EXHIBIT 10.57
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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of the __ day of November 2000, is made and entered into among the individuals and entities who are party signatories to this Agreement (individually referred to as a "Holder" and collectively referred to as the "Holders"), and COMMODORE APPLIED TECHNOLOGIES, Inc., a corporation incorporated under the laws of the state of Delaware (the "Company").

         WHEREAS, in connection with the issuance and sale of 12% secured promissory notes of the Company to the Holders, pursuant to the terms of a Securities Purchase Agreement, dated of even date (the "Purchase Agreement"), Commodore Environmental Services, Inc., a corporation incorporated under the laws of the state of Delaware ("COES") has agreed to issue and sell, for $.01 per share, up to 1,000,000 shares of common stock, $.001 par value per share of the Company which are owned of record and beneficially by COES (hereinafter collectively referred to as the "Stock" or the "Securities.") Such Securities have been issued on the date hereof in the respective amounts as among the Holders set forth on Schedule "A" annexed hereto; and

         WHEREAS, all capitalized terms used herein which are not defined herein shall have the same meaning as set forth in the Purchase Agreement.

         NOW, THEREFORE, the parties hereto mutually agree as follows:

Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Stock; provided, however, that with respect to any particular Registrable Security, such Stock shall cease to be a Registrable
Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), and disposed of pursuant thereto, (ii) registration under the 1933 Act is no longer required for the immediate public distribution of all of such securities held by any holder thereof without limitation as a result of the provisions of Rule 144 promulgated under the 1933 Act or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the Stock falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any diminution or enlargement of the rights granted pursuant to this Section 1.

Section 2. Restrictions on Transfer. The Holders acknowledge and understand that, prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the 1933 Act. The Holders understand that no disposition or transfer of the Securities may be made by the Holders in the absence of (i) an opinion of counsel to the Holders that such transfer may be made without registration under the 1933 Act or (ii) such registration.



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Section 3.        Registration Agreements.
                  -----------------------

         (a) Registration Rights. Not later than twenty (20) days following the date of this Agreement, the Company shall prepare and file with the Securities and Exchange Commission ("Commission"), a registration statement (on Form S-1 or Form S-3 (if available) and in compliance with Rule 415 promulgated under the 1933 Act) which shall cover the Stock under the 1933 Act (the "Resale Registration Statement"), at the sole expense of the Company (except as provided in Section 3(a)(ii) hereof), in respect of all holders of Registrable Securities, so as to permit a resale of the Registrable Securities under the 1933 Act. Subject to the provisions of Section 3(a)(iii), the Company shall use its best efforts to cause the Resale Registration Statement to become effective within ninety (90) days from the date of filing of such Resale Registration Statement.

                  (i) The Company will maintain the effectiveness the Resale Registration Statement or any post-effective amendment thereto filed under
Section 3(a) hereof current under the 1933 Act until the earlier of (A) the date that all of the Registrable Securities have been sold pursuant to the Resale Registration Statement, (B) the date the holders thereof receive an opinion of counsel that all of the Registrable Securities may be sold under the provisions of Rule 144 (without limitation) or (C) three (3) years after the Effective Date. Notwithstanding the foregoing, the Company shall have the right in connection with (x) any contemplated mergers, acquisitions or other business combinations, or (y) any additional public offerings of its securities, to suspend the effectiveness of such Resale Registration Statement or post-effective amendment thereto, or otherwise notify the Holders of Registrable Securities that such Resale Registration Statement is no longer current and may not be used or delivered in connection with distributions of the Registrable Securities (in either event, a "Blackout"). The length of any Blackout period will not count for purposes of the time period set forth in this Section 3(a)(i)(C).

                  (ii) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Resale Registration Statement and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees, including the reasonable fees and expenses of counsel to the Holder) shall be borne by the Company. The Holder shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered. The Company shall qualify any of the Securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify any of the Securities for sale in any state which will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holder with copies of the Resale Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by such Holder.

                  (iii) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities in any Resale Registration Statement which is to be filed if, in the opinion of counsel for the Company, the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all Investors or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the 1933 Act.


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                  (b) No provision  contained  herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Registrable Securities pursuant to Section 3(a).

                  (c) If at any time or from time to time after the effective date of the Resale Registration Statement, the Company notifies the Holders in writing of the existence of a Potential Material Event (as defined below), the Holders shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. A "Potential Material Event" means any of the following: (A) the possession by the Company of material information not ripe for disclosure in a registration statement; or (B) any material transaction, engagement or activity by the Company which would be adversely affected by disclosure in a registration statement at such time, that the Resale Registration Statement would be materially misleading absent the inclusion of such information. The Company will use its best efforts to disclose any such Potential Material Event at the earliest possible time as determined by the Company in good faith and with the advice of its counsel. The period of time during which the Holders are precluded from selling any Securities as a result of a Potential Material Event will not be counted for purposes of the time period set forth in Section 3(a)(i)(C).

                  (d) The Company agrees that it shall declare the Resale Registration Statement filed pursuant to this Section 3 effective within three Business Days after being notified by the Commission that it may do so. The Company also agrees that it shall promptly respond to any questions or comments from the SEC relating to the Resale Registration Statement.

Section 4. Cooperation with Company. Holders will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

         (a) prepare and file with the Commission such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the time period specified in Section 3 hereof and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act);

         (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements

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of the Act, and such other documents,  as such Holder may reasonably  request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

         (c)  register  and  qualify  the  securities   covered  by  the  Resale
Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

         (d) list such securities on the American Stock Exchange, Inc. ("Amex"), Nasdaq National Market, NASDAQ Small Cap Stock Market, the New York Stock Exchange, Inc., or other national securities exchange on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange;

         (e) notify each Holder of Registrable Securities covered by the Resale Registration Statement, at any time when a prospectus relating thereto covered by the Resale Registration Statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Resale Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

Section 6.        Indemnification.
                  ---------------

         (a) The Company agrees to indemnify and hold harmless the Holders, and each officer, director or person, if any, who controls each Holder within the meaning of the 1933 Act ("Distributing Holder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holder may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Resale Registration Statement or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company (i) will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Resale Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder specifically for use in the preparation thereof, or (ii) cannot pay any amounts paid in settlement of any loss, claim, damage or liability if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed. This Section 6(a) shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the 1933 Act or the rules and

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regulations  promulgated  thereunder) a copy of the prospectus contained in such
Registration Statement or Resale Registration Statement, as the case may be, to such person at or prior to the written confirmation of such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the 1933 Act or the rules and regulations promulgated thereunder. This indemnity provision will be in addition to any liability which the Company may otherwise have.

         (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director, or person, if any, who controls the Company within the meaning of the 1933 Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Resale Registration Statement or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Resale Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder specifically for use in the preparation thereof. This indemnity provision will be in addition to any liability which the Distributing Holder may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is

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the Distributing  Holder,  the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

Section 7. Contribution. In order to provide for just and equitable contribution under the 1933 Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii)

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deposited  in the mail,  registered  or  certified,  return  receipt  requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery
or  delivery  by  facsimile,   with  accurate  confirmation   generated  by  the
transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         If to the Company:
                                    Commodore Applied Technologies, Inc.
                                    150 East 58th Street
                                    New York, New York 10155
                                    Telephone:  (212) 935-5400
                                    Facsimile: (212) 753-0731
                                    Attention: President

         If to the Holders at the addresses set forth on Schedule A attached hereto.

         Any party hereto may from time to time change its address or facsimile number for notices under this Section by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 9. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Holders under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unreasonably withheld. In the event of a transfer of the rights granted under this Agreement, the Holder agrees that the Company may require that the transferee comply with reasonable conditions as determined in the discretion of the Company.

Section 10. Counterparts; Facsimile; Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section 11. Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to each Holder (and permitted transferees or assignees) upon the occurrence of any of the following:

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         (a) all  Holder's  Securities  subject  to  this  Agreement  have  been registered and disposed of;

         (b) all of such Holder's Securities subject to this Agreement may be sold without such registration (or limitation) pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act;

         (c) all of such Holder's Securities subject to this Agreement can be sold pursuant to Rule 144(k).

Section 12. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 13. Governing Law: Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Delaware, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the United States District Court sitting in Salt Lake City, Utah in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment.

Section 14. Resolution of Disputes; Arbitration.

         (a) Whenever a claim shall arise involving the interpretation or application of this Agreement, the complaining party shall notify the other party in writing within thirty (30) days of the complaining party's first receipt of notice of, or the complaining party's obtaining actual knowledge of, such claim, and in any event within such shorter period as may be necessary for the other party to take appropriate action to resist such claim. Such notice shall specify all facts known to the complaining party giving rise to such claim or dispute and shall estimate (to the extent reasonably possible) the amount of potential liability arising therefrom. If the other party shall be duly notified of such dispute, the parties shall attempt to settle and compromise the same.

         (b) In the event that any dispute involving the interpretation or application of this Agreement which cannot be settled or compromised, as aforesaid, within twenty (20) days of receipt of the subject claim, either the complaining party or the other party shall promptly thereafter submit the dispute for final and binding arbitration to JAMS or End-Dispute before a three-person panel of arbitrators who shall be either (i) retired federal judges, or (ii) other persons experienced in resolving commercial disputes and who are acceptable to both the complaining party and the other party to such dispute (the"Arbitration"). Any such Arbitration shall be held in New York, New

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York.  The panel of  arbitrators  shall be selected  within  twenty (20) days of submission of such dispute to Arbitration. The parties shall use their collective best efforts to promptly schedule and conduct the hearings before such arbitrators, with a view toward concluding such arbitration proceedings not later than thirty (30) days from the first submission of the dispute to arbitration. In addition to, and not in lieu of, arbitration as a means of dispute resolution hereunder, any party hereto shall have the right to seek specific enforcement of this Agreement, or other injunctive or equitable relief or remedy before any court of competent jurisdiction.

         (c) In connection with any Arbitration pursuant to this Section 14, the arbitrators shall, as part of their award, allocate the fee of the Arbitration, including all fees of the arbitrators, the cost of any transcripts, and the parties' reasonable attorneys' fees, based upon and taking into account the arbitrators' determination of the merits and good faith of the parties' claims and defenses in the subject proceeding.

         (d) The decision and award of the arbitrators shall be final and binding upon the parties hereto and shall be enforceable in any court of competent jurisdiction, including any federal or state court in the States of Utah, Delaware, New York or Colorado. Any process or other papers hereunder may be served by registered or certified mail, return receipt requested, or by personal service, provided that a reasonable time for appearance or response is allowed.

         (e) Any rights established by reason of such settlement, compromise, arbitration or litigation shall promptly thereafter be satisfied by the losing party in such amount as shall be necessary to satisfy all applicable losses or damages sustained or incurred by the complaining party, as determined in accordance with such settlement and compromise, or by final nonappealable order or judgment of the applicable judicial or arbitration panel.

         (f) In connection with the defense of any third party claims for which claims for indemnification have been made hereunder, each party will provide reasonable access to its and the Company's books and records as and to the extent required for the proper defense of such third party claim. Neither party shall consent to any settlement or purport to bind any other party to any settlement without the written consent of the other party.

         (g) Notwithstanding anything to the contrary set forth above, in the event and to the extent that the complaining party shall believe that such party shall then have no adequate remedy at law, the complaining party shall have the right, in addition to and not in lieu of the right to obtain compensatory or other monetary relief, to seek and obtain injunctive relief, specific performance or such other equitable remedies as any court of competent jurisdiction shall deem appropriate in the circumstances

Section 15. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

Section 16. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Purchase Agreement.

Section 17. Entire Agreement. This Agreement, together with all documents referenced herein, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

                                    COMMODORE APPLIED TECHNOLOGIES, INC.


                                    By:   /s/ Paul E. Hannesson
                                    ------------------------------------
                                    Paul E. Hannesson, Chairman, Chief
                                    Executive Officer and President

                                    Holders:


                                            MATHERS ASSOCIATES


                                            /s/ Norbert J. Zeelander
                                            ------------------------------------
                                            Norbert J Zeelander, General Partner



                                            KLASS PARTNERS, LTD.


                                            /s/ Misha Krakowsky
                                            ------------------------------------
                                            Misha Krakowsky, President


                                            /s/ Jon Paul  Hannesson
                                            ------------------------------------
                                            Jon aul Hannesson


                                            /s/ Steven A. Weiss
                                            ------------------------------------
                                            Stephen A. Weiss

                                   Schedule 1


                                   INVESTORS
                                   ---------


    ---------------------------------------------- ------------------------
                                                    Number of Shares of the
        Name and Address:                           Stock to be Registered:

    ---------------------------------------------- ------------------------
    Mathers Associates
    230 Mathers Road                                            300,000
    Ambler, PA 19002
    ---------------------------------------------- ------------------------
    Klass Partners, Ltd.
    391 Brooke Avenue                                           500,000
    Toronto, Ontario M5M 2L5
    Canada
    ---------------------------------------------- ------------------------
    Jon Paul Hannesson
    150 East 58th Street                                        150,000
    New York, New York 10155
    ---------------------------------------------- ------------------------
    Stephen A. Weiss
    200 Park Avenue, 14th Floor                                  50,000
    New York, NY 10166
    ---------------------------------------------- ------------------------
    Total . . . .                                             1,000,000
    ---------------------------------------------- ------------------------